EXHIBIT  99.3
CERTIFICATION  PURSUANT  TO
18  U.S.C.  SECTION  1350,
AS  ADOPTED  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
In connection with the Quarterly Report on Form 10-Q of Green Mountain Power Corporation (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Griffin, Controller and Treasurer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/Robert  J.  Griffin
----------------------
Robert  J.  Griffin
Controller  and  Treasurer
(Principal  Financial  Officer)
August  14,  2002